Exhibit 1.1

Execution Version

Shattuck Labs, Inc.

10,879,376 Shares of Common Stock

Pre-Funded Warrants to Purchase 7,870,624 Shares of Common Stock

($0.0001 par value)

Underwriting Agreement

June 9, 2026

Leerink Partners LLC

J.P. Morgan Securities LLC

Piper Sandler & Co.

Cantor Fitzgerald & Co.

As Representatives of the several Underwriters,

c/o Leerink Partners LLC

1301 Avenue of the Americas, 5th Floor

New York, NY 10019

c/o J.P. Morgan Securities LLC

270 Park Avenue

New York, NY 10017

c/o Piper Sandler & Co.

350 North 5th Street, Suite 1000

Minneapolis, MN 55401

c/o Cantor Fitzgerald & Co.

110 East 59th Street,

New York, New York 10022

Ladies and Gentlemen:

Shattuck Labs, Inc., a Delaware corporation (the “Company”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, (i) 10,879,376 shares of common stock, $0.0001 par value (“Common Stock”) of the Company (the “Firm Shares”) and (ii) pre-funded warrants to purchase 7,870,624 shares of Common Stock of the Company at an exercise price equal to $0.0001 per share in the form attached as Exhibit A hereto (the “Pre-Funded Warrants”). The Firm Shares and the Pre-Funded Warrants to be sold by the Company are collectively referred to as the “Underwritten Securities.” The Company also proposes to grant to the Underwriters an option to purchase up to the number of additional shares of Common Stock set forth in Schedule I hereto (the “Option Shares”). The Firm Shares and the Option Shares are hereinafter collectively referred to as the “Shares.” The Shares and the Pre-Funded Warrants are herein referred to as the “Securities.” The shares of Common Stock issuable upon exercise of the Pre-Funded Warrants are herein referred to as the “Warrant Shares.” To the extent there are no additional Underwriters listed on Schedule I hereto other than you, the term Representatives as used herein shall mean you, as Underwriters, and the term Representatives and Underwriters shall mean either the singular or plural as the context requires.

As used in this Agreement, the “Registration Statement” means the registration statement referred to in paragraph 1(a) hereof, including the exhibits, schedules, if any, and financial statements and any prospectus supplement relating to the Securities that is filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and deemed part of such registration statement pursuant to Rule 430B under the Securities Act on each Effective Date, and, in the event any post-effective amendment thereto or any registration statement and any amendments thereto filed pursuant to Rule 462(b) under the Securities Act (a “Rule 462(b) Registration Statement”) becomes effective prior to the Closing Date (as defined in Section 3 hereof), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be; the “Effective Date” means each date and time that the Registration Statement, any post-effective amendment or amendments thereto or any Rule 462(b) Registration Statement became or becomes effective; the “Base Prospectus” means the base prospectus referred to in paragraph 1(a) hereof contained in the Registration Statement at the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”); the “Preliminary Prospectus” means any preliminary prospectus supplement to the Base Prospectus referred to in paragraph 1(a) hereof which is used prior to the filing of the Prospectus, together with the Base Prospectus; and the “Prospectus” means the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”) after the Execution Time, together with the Base Prospectus.

Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”) on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

As used in this Agreement, the “Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Preliminary Prospectus used most recently prior to the Execution Time (if any), (iii) any issuer free writing prospectus, as defined in Rule 433 under the Securities Act (an “Issuer Free Writing Prospectus”), identified in Schedule II hereto, (iv) any other free writing prospectus, as defined in Rule 405 under the Securities Act (a “Free Writing Prospectus”), that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package and (v) the information listed on Schedule III.

1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

(a) The Company meets the requirements for use of Form S-3 under the Securities Act and has filed with the SEC a registration statement (file number 333-292697) on Form S-3, including a related Base Prospectus, for the registration of the offering and sale of the Securities under the Securities Act. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Company may have filed with the SEC, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), preliminary prospectus supplements relating to the Securities, each of which has previously been furnished to you, to the extent applicable. The Company will file with the SEC a final prospectus supplement relating to the Securities in accordance with Rule 424(b) after the Execution Time. As filed, such final prospectus supplement shall contain all information required by the Securities Act and the rules thereunder and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act. The initial Effective Date of the Registration Statement was not earlier than the date three years before the Execution Time.

(b) On each Effective Date, the Registration Statement did, each Preliminary Prospectus, at the time of the filing thereof, did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “Settlement Date”), the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the respective rules thereunder; on each Effective Date, no order suspending the effectiveness of the Registration Statement or the use of any Preliminary Prospectus has been issued by the SEC, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Securities has been initiated or threatened by the SEC, at the Execution Time and on the Closing Date and any Settlement Date, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any Settlement Date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(c) (i) Each Preliminary Prospectus, at the time of filing thereof, (ii) the Disclosure Package, and (iii) each electronic road show, when taken together as a whole with the Disclosure Package does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(d) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) under the Securities Act) and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Securities Act (“Rule 405”)), without taking account of any determination by the SEC pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(e) [Reserved].

(f) [Reserved].

(g) Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) each electronic road show and any other written communications approved in writing in advance by the Representatives. Each Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and does not include any information that conflicts with the information contained in the Registration Statement, including any Incorporated Document deemed to be a part thereof that has not been superseded or modified, or the Disclosure Package. Each Issuer Free Writing Prospectus, when taken together with the Disclosure Package, did not, and as of the Closing Date and as of the Settlement Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(h) The interactive data in the eXtensible Business Reporting Language (“XBRL”) included or incorporated by reference in the Disclosure Package, the Registration Statement and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(i) The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on The Nasdaq Global Select Market (“Nasdaq”), and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing. The Company is in compliance with the current listing standards of Nasdaq. The Shares and, upon exercise of the Pre-Funded Warrants, the Warrant Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on Nasdaq, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares or, upon exercise of the Pre-Funded Warrants, the Warrant Shares, under the Exchange Act or delisting the Shares or, upon exercise of the Pre-Funded Warrants, the Warrant Shares, from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

(j) The Company has the authorized and outstanding capitalization as set forth in the Company’s most recent periodic report on Form 10-K or Form 10-Q, as the case may be, as of the dates referred to therein (subject, in each case, to the issuance of Securities under this Agreement, the issuance of shares of Common Stock upon exercise of share options and warrants disclosed as outstanding as of the date hereof in the Registration Statement, the Disclosure Package and the Prospectus and the grant of options under existing share option plans described in the Registration Statement, the Disclosure Package and the Prospectus). The authorized capital stock of the Company (including the Securities and the Warrant Shares) conforms as to legal matters to the description thereof contained in each of the Registration Statement, the Disclosure Package and the Prospectus. All of the issued and outstanding share capital or other equity or ownership interest of the Company (including the Common Stock) has been duly authorized and validly issued and is fully paid and nonassessable, has been issued in compliance with all federal, state and local securities laws and is free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase or subscribe for, or equity or debt securities convertible into or exchangeable or exercisable for, any share capital of the Company or to which the Company is a party or by which any of them may be bound. The descriptions of the Company’s equity incentive plan, stock option plans and other stock plans or arrangements described in the Disclosure Package and Prospectus and in effect as of the date hereof (collectively, the “Stock Plans”) and the options or other rights granted thereunder, set forth in the Registration Statement, the Disclosure Package and the Prospectus accurately and fairly present the information required to be shown with respect to such Stock Plans and the options or other rights granted thereunder.

(k) The Company and its Subsidiary (as defined below) (i) have been duly incorporated or organized and are validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction in which they are incorporated or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, and (ii) are duly qualified to do business as a foreign corporation or limited liability company, as applicable and are in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected, singly or in the aggregate, to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”).

(l) All of the issued and outstanding share capital of the Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable, has been issued in compliance with federal state and securities laws and is owned by the Company directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity, other than Shattuck Labs Delaware Sub LLC, a Delaware limited liability company (the “Subsidiary”). The Subsidiary is not prohibited or restricted, directly or indirectly, from paying dividends to the Company, from making any other distribution with respect to the Subsidiary’s equity securities, from repaying to the Company any amounts that may from time to time become due under any loans or advances to the Subsidiary from the Company or from transferring any property or assets to the Company.

(m) The Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus. The Pre-Funded Warrants to be sold by the Company hereunder have been duly authorized by the Company and, when executed and delivered by the Company as provided herein, will be valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Warrant Shares have been duly authorized and validly reserved for issuance upon exercise of the Pre-Funded Warrants in a number sufficient to meet the current exercise requirements and, when issued and delivered upon exercise of the Pre-Funded Warrants in accordance therewith, will be validly issued, fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Disclosure Package and the Prospectus; and the issuance of the Warrant Shares is not subject to any preemptive or similar rights. The issuance and sale of the Securities as contemplated hereby shall not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Securities. When issued and delivered by the Company against payment therefor pursuant to this Agreement, the purchasers of the Securities issued and sold hereunder will acquire good, marketable and valid title to such Securities, free and clear of all pledges, liens, security interests, charges, claims or encumbrances. The issuance and sale of the Securities as contemplated hereby will not cause any holder of any share capital, securities convertible into or exchangeable or exercisable for share capital or options, warrants or other rights to purchase share capital or any other securities of the Company to have any right to acquire any preferred shares of the Company. There are no restrictions upon the voting or transfer of the Common Stock under the Company’s amended and restated certificate of incorporation or amended and restated bylaws or any agreement or other instrument to which the Company is a party or otherwise filed as an exhibit to the Registration Statement.

(n) There is no statute, regulation, contract, agreement or other document required to be described in the Registration Statement, the Disclosure Package, Prospectus or in any Incorporated Document, or to be filed as an exhibit to the Registration Statement or any Incorporated Document which is not described or filed as required. The statements set forth or incorporated by reference in the Disclosure Package and the Prospectus, insofar as they purport to constitute summaries of the terms of the statutes, regulations, contracts, agreements or other documents described and filed, constitute accurate summaries of the terms thereof in all material respects. The statements set forth or incorporated by reference in the Disclosure Package and the Prospectus under the headings “Risk Factors,” “Business—Intellectual Property,” “Business—Government Regulation,” “Business—Other Government Regulation Outside of the United States,” “Legal Proceedings,” and “Description of Securities,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries, in all material respects, of such legal matters, agreements, documents or proceedings. Neither the Company nor its Subsidiary has sent or received any communication regarding termination of, or intent not to renew or render performance under, any of the contracts or agreements referred to or described in the Disclosure Package, Prospectus or any free writing prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or its Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement, which threat of termination or non-renewal has not been rescinded as of the date hereof.

(o) This Agreement has been duly and validly authorized, executed and delivered by the Company. This Agreement conforms in all material respects to the descriptions thereof in the Registration Statement, the Disclosure Package and the Prospectus.

(p) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(q) No consent, approval, license, permit, qualification, authorization or other order or decree of, or registration or filing with, any court or other governmental, taxing or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement or consummation of the transactions contemplated hereby or by the Registration Statement, the Disclosure Package and the Prospectus (including the issuance and sale of the Securities hereunder), except such as have been already obtained or made or as may be required under the Securities Act, applicable state securities or Blue Sky laws, applicable rules of Nasdaq, or Rule 5110 of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(r) Neither the execution and delivery by the Company of, nor the performance of the Company of its obligations under, this Agreement will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiary pursuant to (i) the charter or by-laws of the Company or articles of organization or operating agreement of the Subsidiary, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Subsidiary or any of their respective properties, except in the case of clauses (ii) and (iii) for any such breach, violation or imposition as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect and as would not materially adversely affect the ability of the Company to consummate the transactions contemplated by this Agreement.

(s) Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or otherwise), earnings, results of operations, business, properties, operations, assets, liabilities or prospects of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business; (ii) neither the Company nor the Subsidiary has (A) incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and the Subsidiary, considered as one entity, (B) entered into any material transactions not in the ordinary course of business or (C) issued or granted any shares of the Company’s capital stock or securities convertible into or exchangeable or exercisable for or that represent the right to receive shares of the Company’s capital stock other than under the Stock Plans; and (iii) there has not been any material decrease in the share capital or any material increase in any short-term or long-term indebtedness of the Company or the Subsidiary and there has been no dividend or distribution of any kind declared, paid or made by the Company or the Subsidiary or, except for dividends paid to the Company or the Subsidiary, or any repurchase or redemption by the Company or the Subsidiary of any class of shares.

(t) There are no persons (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) with registration or other similar rights to have any equity or debt securities of the Company registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except as have been described in the Disclosure Package and Prospectus.

(u) The financial statements included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and the Subsidiary as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company and the Subsidiary for the periods specified and have been prepared in compliance in all material respects with the requirements of the Securities Act and Exchange Act and in conformity in all material respects with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except as otherwise noted therein). The other financial data set forth or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus is accurately and fairly presented and prepared, in all material respects, on a basis consistent with the financial statements and books and records of the Company. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus that are not included or incorporated by reference therein as required. The Company and the Subsidiary do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” as that term is used in Accounting Standards Codification Paragraph 810-10-25-20), not disclosed in the Registration Statement, the Disclosure Package and the Prospectus. All disclosures contained in the Registration Statement, the Disclosure Package or the Prospectus that contain “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply, in all material respects, with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus were obtained or derived from sources which the Company reasonably and in good faith believes are reliable and accurate in all material respects, such data agree with the sources from which they are derived, and the Company has obtained the written consent to the use of such data from such sources to the extent required. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the Public Company Accounting Oversight Board (“PCAOB”), has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement, the Disclosure Package and the Prospectus.

(v) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Subsidiary or their respective properties is pending or, to the knowledge of the Company, threatened that (i) would be reasonably expected to have, individually or in the aggregate, a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(w) The Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(x) Neither the Company nor the Subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Subsidiary or any of their respective properties, as applicable, except in the case of clauses (ii) and (iii) for any such violation or default as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(y) KPMG LLP, whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Company’s most recent Annual Report on Form 10-K filed with the Commission and incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, is (i) an independent registered public accounting firm as required by the Securities Act, the Exchange Act and the rules of the PCAOB, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn. KPMG LLP has not been engaged by the Company to perform any “prohibited activities” or provided to the Company any “non-audit services” (as defined in Section 10A of the Exchange Act).

(z) There are no transfer taxes or other similar fees or charges under federal law, the laws of any state, any foreign law, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

(aa) The Company and the Subsidiary have filed all tax returns that are required to be filed by them or has requested extensions thereof (except in any case in which the failure to so file would not have a Material Adverse Effect and except as explicitly disclosed in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto)) and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith by appropriate proceedings (provided that adequate reserves have been established therefor in accordance with GAAP) or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and except as explicitly disclosed in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto). There is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company, the Subsidiary or any of their respective properties or assets, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(bb) No labor problem or dispute with the employees of the Company or the Subsidiary exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(cc) Each of the Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company, the Subsidiary or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiary are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or the Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company and the Subsidiary have not been refused any insurance coverage sought or applied for; and the Company and the Subsidiary have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(dd) The Company and the Subsidiary have good and marketable title in fee simple to all real property owned by them and good and marketable title to all personal property owned by them that is material to their business (except with respect to intellectual property, which is addressed exclusively in Section 1(qq) and Section 1(rr) below), in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or the Subsidiary; and any real property and buildings held under lease by the Company or the Subsidiary are held by them under valid, subsisting and enforceable leases (subject to the effects of (A) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (B) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (C) applicable law and public policy with respect to rights to indemnity and contribution) with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or the Subsidiary.

(ee) The Company and the Subsidiary possess all licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct their business, except for any such failure to possess as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(ff) The Company and the Subsidiary make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in XBRL included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(gg) The Company and the Subsidiary have established and maintain disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which (i) are designed to ensure that information relating to the Company, including its consolidated Subsidiary, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established. Since the end of the Company’s most recent audited fiscal year, there has been no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies or material weaknesses. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(hh) Neither the Company, its Subsidiary, nor to the knowledge of the Company, any of its or their respective directors, officers or controlling persons has taken, directly or indirectly, (i) any action designed to or that might constitute or reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) any action designed to or that might constitute or reasonably be expected to cause or result in a violation of Regulation M under the Exchange Act.

(ii) To the knowledge of the Company, the Company and the Subsidiary are (i) in compliance with all applicable foreign, U.S. federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business and (iii) have not received notice of any actual or potential liability under any Environmental Law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto). Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, neither the Company nor its Subsidiary has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(jj) On the basis of any periodic review of the effect of Environmental Laws on the business, operations and properties of the Company, the Company has reasonably concluded that the costs and liabilities associated therewith would not reasonably be expected to have, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(kk) None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan (as defined herein), determined without regard to any waiver of such obligations or extension of any amortization period, which such failure would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by the Company that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company compared to the amount of such contributions made in the most recently completed fiscal year of the Company; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company compared to the amount of such obligations in the most recently completed fiscal year of the Company; (iii) any event or condition giving rise to a liability under Title IV of ERISA or other law applicable to the Plan that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company related to their employment or compensation that would reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) with respect to which the Company may have any liability.

(ll) The Company is in compliance with, and there is and has been no failure on the part of the Company and, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply with, any applicable provision of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated in connection therewith, including Section 402 relating to loans.

(mm) Neither the Company, its Subsidiary, nor to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf or associated with of the Company or its Subsidiary is aware of or has taken any action, directly or indirectly, that could result in a violation or a sanction for violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar applicable anti-corruption law of any other relevant jurisdiction (collectively, the “Anti-Corruption Laws”); and the Company and its Subsidiary have instituted and maintain policies and procedures designed to ensure compliance with the Anti-Corruption laws. No part of the proceeds of the offering will be used by the Company, directly or indirectly, in violation of the Anti-Corruption Laws.

(nn) The operations of the Company and its Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the anti-money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(oo) Neither the Company, its Subsidiary, nor to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or its Subsidiary (i) is, or is controlled or more than 50% owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, a member state of the European Union (including sanctions administered or enforced by His Majesty’s Treasury of the United Kingdom), or other relevant sanctions authority (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”), (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”) or (iii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other individual or entity to fund or facilitate any activities or business of or with a Sanctioned Person or Sanctioned Country, or in any other manner that would result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as an underwriter, advisor, investor or otherwise).

(pp) Neither the Company nor the Subsidiary has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, since April 24, 2019, nor does the Company have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country.

(qq) Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company and the Subsidiary own, or have obtained valid and enforceable licenses for, the inventions, patent applications, patents, trademarks, trade names, service names, copyrights, trade secrets and/or other intellectual property described in the Registration Statement, the Disclosure Package and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their business as currently conducted or as currently proposed to be conducted in the Registration Statement, the Disclosure Package and the Prospectus (collectively, “Intellectual Property”). To the Company’s knowledge, except as described in the Registration Statement, the Disclosure Package and the Prospectus: (i) there are no third parties who have rights to any Intellectual Property, and the Company and the Subsidiary have taken all reasonable steps necessary to secure their respective interests in the Intellectual Property from their respective employees and contractors; (ii) there is no infringement, misappropriation, dilution or other violation by third parties of any Intellectual Property which would reasonably be expected to have a Material Adverse Effect; (iii) the Company and the Subsidiary are not infringing, misappropriating, diluting or otherwise violating the intellectual property rights of third parties; and (iv) the Company and the Subsidiary are the sole owner of the Intellectual Property owned by them and have the valid right to use such Intellectual Property without the obligation to obtain consent to sublicense and without a duty of accounting to co-owner, as applicable. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, there is no pending, or, to the Company’s knowledge, threatened action, suit, proceeding or claim against the Company or the Subsidiary of which the Company has received written notice: (A) challenging the Company’s or the Subsidiary’s rights in or to any Intellectual Property; (B) challenging the validity, enforceability or scope of any Intellectual Property; or (C) asserting that the Company or the Subsidiary infringes, misappropriates, dilutes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Disclosure Package and the Prospectus as under development, infringe, misappropriate, dilute or otherwise violate, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and, in each case of (A) through (C), the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim. To the Company’s knowledge, except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company and the Subsidiary have complied with the material terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or the Subsidiary, and all such agreements are in full force and effect. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company and the Subsidiary are not obligated to pay any material royalty, grant any material license or option, or provide other material consideration to any third party in connection with the Intellectual Property. The product candidates described in the Registration Statement, the Disclosure Package and the

Prospectus as under development by the Company or the Subsidiary fall within the scope of the claims of one or more patents or patent applications owned by, or exclusively licensed to, the Company or the Subsidiary. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, no government funding, facilities or resources of a university, college, other educational institution or research center was used in the development of any Intellectual Property that is owned, purported to be owned or exclusively licensed by the Company or the Subsidiary that would confer any governmental agency or body, university, college, other educational institution or research center any claim or right of ownership to any such Intellectual Property.

(rr) To the knowledge of the Company, all patents and patent applications included in the Intellectual Property owned by or exclusively licensed to the Company or the Subsidiary or under which the Company or the Subsidiary have rights have been properly filed and each issued patent included in the Intellectual Property is being diligently maintained and is valid and enforceable. The Company is unaware of any facts that would preclude the issuance of a valid and enforceable patent on any pending patent applications included in the Intellectual Property. To the Company’s knowledge, the Company, the Subsidiary and the parties prosecuting any patents and patent applications included in the Intellectual Property have complied with their duty of disclosure to the U.S. Patent and Trademark Office (the “USPTO”), and all such requirements in the relevant foreign patent authority having similar requirements as the case may be, in connection with such patents and patent applications for which it has filing, prosecution and/or maintenance responsibilities, in connection with any patents and patent applications included in the Intellectual Property. To the Company’s knowledge, there is no prior art material to any patent or patent application of the Intellectual Property of the Company or the Subsidiary that may render any U.S. patent held by the Company or the Subsidiary invalid or any U.S. patent application held by the Company or the Subsidiary unpatentable. The Company is not aware of any facts required to be disclosed to the USPTO or the relevant patent authority having similar disclosure requirements that were not disclosed to the USPTO or the relevant patent authority and which would preclude the grant of a patent in connection with any patent application in the Intellectual Property or would reasonably be expected to form the basis of a finding of invalidity or unenforceability with respect to any patents that have been issued with respect to such applications.

(ss) Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company and the Subsidiary: (i) have operated and currently operate their respective businesses in compliance in all material respects with all applicable Health Care Laws (as defined below) and any other applicable requirements of the Food and Drug Administration (“FDA”), the Department of Health and Human Services and any comparable foreign or other regulatory authority to which they are subject (collectively, the “Applicable Regulatory Authorities”) applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of any of the Company’s product candidates; (ii) have not received any FDA Form 483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from any court or arbitrator or governmental or regulatory authority alleging or asserting non-compliance with (A) any Health Care Laws or (B) or any licenses, certificates, approvals, clearances, exemptions, registrations, authorizations, permits and supplements or amendments thereto required by any such Health Care Laws (“Regulatory Authorizations”); (iii) possess all Regulatory Authorizations required to conduct their business as currently conducted and such Regulatory Authorizations are valid and in full force and effect and the Company and the Subsidiary are not in violation, in any material respect, of any term of any such Regulatory Authorizations; (iv) have not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the Applicable Regulatory Authorities or any other third party alleging that any product operation or activity is in material violation of any Health Care Laws or Regulatory Authorizations and has no knowledge that the Applicable Regulatory Authorities or any other third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) have not received notice that any of the Applicable Regulatory Authorities has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Regulatory Authorizations and has no knowledge that any of the Applicable Regulatory Authorities is considering such action; (vi) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws or Regulatory Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were materially corrected or supplemented by a subsequent submission); (vii) are not a party to or have any ongoing reporting obligations pursuant to any corporate integrity agreements, deferred or non-prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any Applicable Regulatory Authority; and (viii) along with their respective employees, officers and directors, have not been excluded, suspended or debarred from participation in any government health care program or human clinical research or, to the knowledge of the Company, are subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion. The term “Health Care Laws” means Title XVIII of the Social Security Act, 42 U.S.C. §§ 1395-1395hhh (the Medicare statute); Title XIX of the Social Security Act, 42 U.S.C. §§ 1396-1396v (the Medicaid statute); the Federal Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b); the civil False Claims Act, 31 U.S.C. §§ 3729 et seq.; the criminal False Claims Act 42 U.S.C. 1320a-7b(a); any criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286, 287, 1347 and 1349 and the health care fraud criminal provisions under the Health Insurance Portability and Accountability Act of 1996, 42 U.S.C. §§ 1320d et seq., (“HIPAA”); the Civil Monetary Penalties Law, 42 U.S.C. §§ 1320a-7a and 1320a-7b; the Physician Payments Sunshine Act, 42 U.S.C. § 1320a-7h; the Exclusion Laws, 42 U.S.C. § 1320a-7; HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act, 42 U.S.C. §§ 17921 et seq.; the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. §§ 301 et seq.; the Public Health Service Act, 42 U.S.C. §§ 201 et seq.; the regulations promulgated pursuant to such laws; and any similar federal, state and local laws and regulations.

(tt) To the Company’s knowledge, the manufacturing facilities and operations of its suppliers are operated in compliance in all material respects with all applicable statutes, rules, regulations and policies of the Applicable Regulatory Authorities.

(uu) None of the Company’s product candidates have received marketing approval from any Applicable Regulatory Authority. All clinical and pre-clinical studies and trials conducted by or on behalf of or sponsored by the Company, or in which the Company has participated with respect to its product candidates, including without limitation, any such studies and trials that are described in or the results of which are referred to in the Registration Statement, the Disclosure Package and the Prospectus (collectively, “Company Trials”) were, and if still pending are, being conducted in all material respects in accordance with all applicable Health Care Laws, standard medical and scientific research procedures and any applicable rules, regulations and policies of the jurisdiction in which such trials and studies are being conducted; the descriptions in the Registration Statement, the Disclosure Package and the Prospectus of the results of any Company Trials are accurate and complete descriptions in all material respects and fairly present the data derived therefrom; the Company has no knowledge of any other studies or trials not described in the Registration Statement, the Disclosure Package and the Prospectus, the results of which are inconsistent with or call into question the results described or referred to in the Registration Statement, the Disclosure Package and the Prospectus; the Company has operated at all times and is currently in compliance in all material respects with all applicable Health Care Laws; the Company has not received, and the Company has no knowledge after due inquiry that any of its collaboration partners have received, any written notices, correspondence or other communications from the Applicable Regulatory Authorities or any other governmental entity requiring or threatening the termination, material modification or suspension of Company Trials, other than ordinary course communications with respect to modifications in connection with the design and implementation of such studies or trials, and, to the Company’s knowledge, there are no reasonable grounds for the same. No investigational new drug application or comparable submission filed by or on behalf of the Company with the FDA has been terminated or suspended by the FDA or any other Applicable Regulatory Authority. In using or disclosing patient information received by the Company in connection with a Company Trial, the Company has complied in all material respects with all applicable laws and regulatory rules or requirements, including, without limitation, HIPAA and the rules and regulations thereunder. To the Company’s knowledge, none of the Company Trials involved any investigator who has been disqualified as a clinical investigator or has been found by the FDA to have engaged in scientific misconduct.

(vv) The Company’s and the Subsidiary’s information technology and computer systems, networks, hardware, software, data and databases (collectively, “IT Systems and Data”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and the Subsidiary as currently conducted, and, to the Company’s knowledge, are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and the Subsidiary have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data used in connection with their business. (i) Except as may be included in the Registration Statement, the Disclosure Package and the Prospectus, (x) there has been no security breach or other compromise of or relating to any of the Company’s or the Subsidiary’s IT Systems and Data except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (y) the Company and the Subsidiary have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any material security breach or other material compromise to their IT Systems and Data and (ii) the Company and the Subsidiary have implemented backup and disaster recovery technology that the Company reasonably believes is consistent with industry standards and practices.

(ww) The Company and the Subsidiary have been and are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification (“Data Protection Requirements”). The execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach of any of the Data Protection Requirements. The Company and the Subsidiary further certify that they: (i) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Data Protection Requirements, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) are not currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Data Protection Requirement; or (iii) are not a party to any order, decree, or agreement that imposes any obligation or liability by any regulatory body or governmental authority under any Data Protection Requirement, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xx) The Company and the Subsidiary (i) are in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety the workplace (“Occupational Laws”); (ii) have received all material permits, licenses or other approvals required of them under applicable Occupational Laws to conduct their respective businesses as currently conducted; and (iii) are in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or the Subsidiary relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

(yy) The Company is not required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act and does not, directly or indirectly through one or more intermediaries, control or have any other association with (within the meaning of Article I of the By-laws of FINRA) any member firm of FINRA. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers or shareholders of the Company, on the other hand, which is required by the rules of FINRA to be described in the Registration Statement, the Disclosure Package and the Prospectus, which is not so described. All of the information (including, but not limited to, information regarding affiliations, security ownership and trading activity) provided to the Representatives or its counsel by the Company, its officers and directors and the holders of any securities (debt or equity) or warrants, options or rights to acquire any securities of the Company in connection with the filing to be made and other supplemental information to be provided to FINRA pursuant to FINRA Rule 5110 in connection with the transactions contemplated by this Agreement is true, complete and correct.

(zz) Each of the independent directors (or independent director nominees, once appointed, if applicable) named in the Registration Statement, the Disclosure Package and Prospectus satisfies the independence standards established by Nasdaq and, with respect to members of the Company’s audit committee, the enhanced independence standards contained in Rule 10A-3(b)(1) promulgated by the Commission under the Exchange Act.

(aaa) Neither the Company nor, to the Company’s knowledge, any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” (within the meaning of the Securities Act) with the offer and sale of the Securities hereunder.

(bbb) Neither the Company nor the Subsidiary has (i) failed to pay any dividend or sinking fund installment on preferred stock or (ii) defaulted on any installment or payment due on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(ccc) Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Disclosure Package or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) as required, is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of a director or senior manager of the Company that was false or misleading.

(ddd) There are no relationships, direct or indirect, or related party transactions involving the Company or its Subsidiary or any other person (including any director, officer, stockholder, customer or supplier of the Company or its Subsidiary) required to be described in the Registration Statement, the Disclosure Package or the Prospectus that have not been described as required. There are no material outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or its Subsidiary to or for the benefit of any of the officers or directors of the Company or its Subsidiary, or any of the family members of any of such persons, and neither the Company nor its Subsidiary has taken any action that would cause any such loan, advance or guarantee to violate Section 402 of the Sarbanes-Oxley Act.

(eee) The Company is not in or subject to a bankruptcy or insolvency proceeding in any jurisdiction.

(fff) No director or officer of the Company or its Subsidiary is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect each director’s or officer’s ability to be and act in the capacity of a director or officer of the Company.

(ggg) The documents incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(hhh) Neither the Company nor its Subsidiary is a “covered foreign person”, as that term is defined in 31 C.F.R. § 850.209. Neither the Company nor its Subsidiary currently engages, or has plans to engage, directly or indirectly, in a “covered activity”, as that term is defined in in 31 C.F.R. § 850.208 (“Covered Activity”). The Company does not have any joint ventures that engage in or plan to engage in any Covered Activity. The Company also does not, directly or indirectly, hold a board seat on, have a voting or equity interest in, or have any contractual power to direct or cause the direction of the management or policies of any person or persons that engages or plans to engage in any Covered Activity.

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2. Purchase and Sale.

(a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $3.7600 per Firm Share (the “Share Purchase Price”) and $3.7599 per Pre-Funded Warrant, the amount of the Underwritten Securities set forth opposite such Underwriter’s name in Schedule I hereto.

(b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 2,812,500 Option Shares at the Share Purchase Price, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Securities but not payable on the Option Shares. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the Settlement Date. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the first Business Day (as defined herein) (immediately preceding the Closing Date) shall be made at 10:00 AM, New York City time, on June 11, 2026, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). As used herein, “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City. Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

Notwithstanding the foregoing, the Company and the Representatives shall instruct purchasers of the Pre-Funded Warrants in the public offering to make payment for the Pre-Funded Warrants on the Closing Date to the Company by wire transfer in immediately available funds to the account specified by the Company at a purchase price of $3.9999 per Pre-Funded Warrant, in lieu of payment by the Underwriters for such Pre-Funded Warrants, and the Company shall deliver such Pre-Funded Warrants to such purchasers on the Closing Date in definitive form against such payment, in lieu of the Company’s obligation to deliver such Pre-Funded Warrants to the Underwriters; provided that the underwriting discounts and commissions in respect of the Pre-Funded Warrants, as calculated by subtracting the purchase price per Pre-Funded Warrant set forth in Section 2(a) hereof from the Public Offering Price per Pre-Funded Warrant set forth on Schedule III hereto, shall be deducted and withheld from the amount otherwise payable by the Representatives to the Company for the Firm Shares as set forth above in this Section 3.

In the event that any purchaser of the Pre-Funded Warrants in the public offering fails to make payment to the Company for all or part of the Pre-Funded Warrants (the “Failed Warrants”) on the Closing Date, the Representatives may elect, by written notice to the Company and payment of the purchase price per Firm Share set forth in Section 2(a) hereof by wire transfer in immediately available funds to the account specified by the Company, to receive shares of Common Stock at such price per share in lieu of the Failed Warrants that were otherwise to have been delivered to the purchasers thereof under this Agreement.

If the option provided for in Section 2(b) hereof is exercised after the first Business Day immediately preceding the Closing Date, the Company will deliver the Option Shares (at the expense of the Company) to the DTC account designated by the Representatives, on the date specified by the Representatives (which shall be within two Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Shares occurs after the Closing Date, the Company will deliver to the Representatives on the Settlement Date for the Option Shares, and the obligation of the Underwriters to purchase the Option Shares shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

5. Agreements. The Company agrees with the several Underwriters that:

(a) Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement (including the Prospectus or any Preliminary Prospectus) to the Base Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the SEC pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the SEC pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the SEC, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the SEC or its staff for any amendment to the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose or pursuant to Section 8A under the Securities Act and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement and using its reasonable best efforts to have such amendment declared effective as soon as practicable.

(b) If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (i) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act (“Rule 172”)), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Prospectus, the Company promptly will (i) notify the Representatives of any such event; (ii) prepare and file with the SEC, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement or a new registration statement which will correct such statement or omission or effect such compliance, (iii) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus and (iv) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

(d) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(e) Upon request, the Company will furnish to the Representatives and counsel for the Underwriters, without charge, conformed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of the Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering of the Securities.

(f) The Company will use its reasonable best efforts to arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(g) The Company will not, without the prior written consent of the Representatives, on behalf of the Underwriters, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing or submission (or participation in the filing or submission) of a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of this Agreement, provided, however, that the Company may (i) effect the transactions contemplated hereby, (ii) issue and sell shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock, pursuant to any stock option plan, incentive plan, employee stock purchase plan, stock bonus plan, stock ownership plan, dividend reinvestment plan or other plan or arrangement of the Company described in the Registration Statement, the Disclosure Package and the Prospectus (collectively, the “Company Plans”), (iii) issue shares of Common Stock issuable upon the conversion of securities or the exercise of warrants or options or the settlement of restricted stock units outstanding at the Execution Time or issued thereafter pursuant to a Company Plan, (iv) file one or more registration statements on Form S-8 relating to any Company Plan, and (v) issue shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock, or enter into an agreement to issue shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock, in connection with any bona fide merger, joint venture, strategic alliance, commercial or other collaborative transaction, or the acquisition or license of the business, property, technology or other assets of another individual or entity, or the assumption of an employee benefit plan in connection with such a merger or acquisition, provided, however, that the aggregate number of shares of Common Stock, or securities convertible into or exercisable or exchangeable for shares of Common Stock, that the Company may issue or agree to issue pursuant to this clause (v) shall not exceed 5% of the total outstanding shares of Common Stock immediately following the issuance of the Securities, and provided, further, that the recipients of such securities issued pursuant to clauses (ii)-(v) provide to the Representatives a signed lock-up agreement in the form described in Section 6(i) hereof. Notwithstanding the foregoing, the Company may effect sales pursuant to the Sales Agreement, dated January 22, 2026, between the Company and Leerink Partners LLC, provided that (x) the Company notifies the Representatives prior to effecting any sales and (y) no sales shall be made for a period of 30 days from the date of the Prospectus; (B) file a registration statement or any amendment thereto pursuant to the Registration Rights Agreement, dated December 21, 2023, between the Company and the several purchasers signatory thereto; and (C) issue and sell warrants (and, if exercised, shares of common stock underlying such warrants) pursuant to the Securities Purchase Agreement, dated December 21, 2023, by and among the Company and the purchasers identified therein.

(h) The Company will not take, directly or indirectly (without giving effect to activities by the Underwriters), any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(i) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the SEC of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Shares and the Warrant Shares on Nasdaq; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the Financial Industry Regulatory Authority, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder; provided, however, that the reasonable fees and expenses of counsel for the Underwriters incurred pursuant clauses (vi) and (vii) of this Section 5(j) shall not exceed $40,000 in the aggregate.

(j) The Company agrees that, unless it has or shall have obtained the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the SEC or retained by the Company under Rule 433 under the Securities Act (“Rule 433”); provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule II hereto and any electronic road show. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rule 164 under the Securities Act (“Rule 164”) and Rule 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.

(k) The Company shall, at all times while any Pre-Funded Warrants are outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved shares of Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of such Pre-Funded Warrants, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of the then-outstanding Pre-Funded Warrants.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Shares, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any Settlement Date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Prospectus, and any supplement thereto, have been filed in the manner and within the time period required by Rule 424(b); any material required to be filed by the Company pursuant to Rule 433(d) shall have been filed with the SEC within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been instituted or threatened.

(b) The Company shall have requested and caused Gibson, Dunn & Crutcher LLP, counsel for the Company, to have furnished to the Representatives their opinion and negative assurance letter, dated the Closing Date and any Settlement Date and addressed to the Representatives, in form and substance satisfactory to the Representatives.

(c) The Company shall have requested and caused ParkerHighlander PLLC, intellectual property/patent counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and any Settlement Date and addressed to the Representatives, in form and substance satisfactory to the Representatives.

(d) The Representatives shall have received from Latham & Watkins LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and any Settlement Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the principal financial or accounting officer of the Company, dated the Closing Date and any Settlement Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Prospectus and any amendment or supplement thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date and any Settlement Date with the same effect as if made on the Closing Date and any Settlement Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act have been instituted or, to the Company’s knowledge, threatened; and

(iii) since the date of the most recent financial statements included in or incorporated by reference in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(f) The Company shall have requested and caused KPMG LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date and any Settlement Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives.

(g) The Securities shall have been listed and admitted and authorized for trading on Nasdaq, and satisfactory evidence of such actions shall have been provided to the Representatives.

(h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(i) Prior to the Closing Date and any Settlement Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

(j) At or prior to the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit B hereto from each executive officer and director of the Company and their respective affiliates addressed to the Representatives.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone, facsimile or electronic mail confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Latham & Watkins LLP, counsel for the Underwriters, at 1271 Avenue of the Americas, New York, New York 10020, on the Closing Date.

7. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters if (i) prior to the Closing Date with respect to the Underwritten Securities, the Company will reimburse the Underwriters severally on demand for all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters) that shall have been incurred by them in connection with the proposed purchase and sale of the Underwritten Securities or (ii) after the Closing Date with respect to the Underwritten Securities but prior to a Settlement Date with respect to the purchase of any Option Shares, the Company shall reimburse the Underwriters severally on demand for all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters), incurred in connection with the proposed purchase of any such Option Shares; provided that if this Agreement is terminated by the Representatives pursuant to Section 9 hereof, the Company will have no obligation to reimburse any defaulting Underwriter.

8. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees, affiliates and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, the Prospectus, any Issuer Free Writing Prospectus (including, for the avoidance of doubt, in any road show as defined in Rule 433(h) under the Securities Act), or any other materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (if any), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any documented legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the first sentence of the fifth paragraph and thirteenth paragraph other than the fourth, seventh and ninth sentences in the Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, the Prospectus, or any Issuer Free Writing Prospectus (including, for the avoidance of doubt, in any road show as defined in Rule 433(h) under the Securities Act), or any other materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (if any).

(c) [Reserved].

(d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel, in addition to local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other hand from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee, affiliate and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e). The Underwriters’ obligations to contribute pursuant to this paragraph (e) are several in proportion to their respective purchase obligations hereunder and not joint.

9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Disclosure Package, the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (i) (A) trading in the Company’s Common Stock shall have been suspended by the SEC on Nasdaq or (B) trading in securities generally on the New York Stock Exchange or the Nasdaq Global Market shall have been suspended or limited or minimum prices shall have been established on either of such exchanges, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis or escalation thereof the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by any Preliminary Prospectus or the Prospectus (exclusive of any amendment or supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents, affiliates or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Leerink Partners LLC, 1301 Avenue of the Americas, 5th Floor, New York, New York 10019, Attention: Stuart R. Nayman, J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017 (fax: (212) 622-8358), Attention Equity Syndicate Desk, Piper Sandler & Co, 350 North 5th Street, Suite 1000, Minneapolis, MN 55401, Attention: Equity Capital Markets; General Counsel, LegalCapMarkets@psc.com and Cantor Fitzgerald & Co. by mail at Attention: Capital Markets, at 110 East 59th Street, 6th floor, New York 10022 or by email at prospectus@cantor.com; or, if sent to Shattuck Labs, Inc., will be mailed, delivered or telefaxed to 500 W. 5th Street, Suite 1200, Austin, TX 78701, Attention: General Counsel.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14. Jurisdiction. The Company agrees that any suit, action or proceeding against the Company brought by any Underwriter, the directors, officers, employees, affiliates and agents of any Underwriter, or by any person who controls any Underwriter, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

15. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 15, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

16. No Fiduciary Duty. The Company hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other hand, and does not constitute a recommendation, investment advice or solicitation of any action by the Underwriters, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company, (c) the Company’s engagement of the Underwriters in connection with the offering of the Securities and the process leading up to the offering is as independent contractors and not in any other capacity and (d) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by the Underwriters with respect to any entity or natural person. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering of the Securities (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

18. Applicable Law. This Agreement and any claim, controversy or dispute arising under or related hereto will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

19. Waiver of Jury Trial. The Company and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. Counterparts; Electronic Signatures. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. A party’s electronic signature (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) of this Agreement shall have the same validity and effect as a signature affixed by the party’s hand.

21. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

22. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

[Signature page follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours,

SHATTUCK LABS, INC.

By:	/s/ Taylor Schreiber
Name: Taylor Schreiber
Title: Chief Executive Officer

[Signature Page to Underwriting Agreement]

The foregoing Agreement is hereby

confirmed and accepted as of the date

first above written.

Leerink Partners LLC

J.P. Morgan Securities LLC

Piper Sandler & Co.

Cantor Fitzgerald & Co.

By: Leerink Partners LLC

By:	/s/ Anurag Jindal
Name: Anurag Jindal
Title: Sr. Managing Director

By: J.P. Morgan Securities LLC

By:	/s/ Ben Burdett
Name: Ben Burdett
Title: Head of Healthcare ECM

By: Piper Sandler & Co.

By:	/s/ Paul Scansaroli
Name: Paul Scansaroli
Title: Managing Director

By: Cantor Fitzgerald & Co.

By:	/s/ Jason Fenton
Name: Jason Fenton
Title: Global Co-Head of ECM

For themselves and the other several

Underwriters named in Schedule I to

the foregoing Agreement.

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriters	Number of Firm Shares to be Purchased	Number of Option Shares to be Purchased	Number of Pre- Funded Warrants to be Purchased
Leerink Partners LLC	3,590,194	928,125	2,597,306
J.P. Morgan Securities LLC	3,590,194	928,125	2,597,306
Piper Sandler & Co.	2,284,669	590,625	1,652,831
Cantor Fitzgerald & Co.	1,414,319	365,625	1,023,181

Total	10,879,376	2,812,500	7,870,624

I-1

SCHEDULE II

Schedule of Free Writing Prospectuses included in the Disclosure Package

None.

II-1

SCHEDULE III

The public offering price per Share is $4.0000.

The number of Firm Shares being purchased by the Underwriters is 10,879,376 shares.

The number of Pre-Funded Warrants being purchased by the Underwriters is 7,870,624 shares.

The public offering price per Pre-Funded Warrant is $3.9999.

The number of Option Shares is 2,812,500 shares.

III-1

Form of Pre-Funded Warrant	EXHIBIT A

[Intentionally Omitted]

Form of Lock-Up Agreement	EXHIBIT B

Shattuck Labs, Inc.

Public Offering of Common Stock and Pre-Funded Warrants

June 9, 2026

Leerink Partners LLC

J.P. Morgan Securities LLC

Piper Sandler & Co.

Cantor Fitzgerald & Co.

As Representatives of the several Underwriters,

c/o Leerink Partners LLC

1301 Avenue of the Americas, 5th Floor

New York, NY 10019

c/o J.P. Morgan Securities LLC

270 Park Avenue

New York, NY 10017

c/o Piper Sandler & Co.

350 North 5th Street, Suite 1000

Minneapolis, MN 55401

c/o Cantor Fitzgerald & Co.

110 East 59th Street,

New York, New York 10022

Ladies and Gentlemen:

This letter agreement is being delivered to you in connection with the proposed underwriting agreement (the “Underwriting Agreement”), between Shattuck Labs, Inc., a Delaware corporation (the “Company”), and you as the representatives (the “Representatives”) of a group of Underwriters named therein, relating to (i) an underwritten public offering of Common Stock, $0.0001 par value (the “Common Stock”) of the Company, and (ii) pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”) of the Company (collectively, the “Offering”).

In order to induce you and the other Underwriters (as defined in the Underwriting Agreement) to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, lend, hedge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for, such capital stock, or publicly announce an intention to effect any such transaction, for a period from the date hereof until 60 days after the date of the Underwriting Agreement (the “Lock-Up Period”), subject to the exceptions set forth in this letter agreement.

The foregoing restrictions shall not apply to:

(a) the transfer of shares of Common Stock or other securities of the Company acquired in the Offering or in open market transactions on or after the completion of the Offering; provided, that no filing by any party under the Exchange Act or other public announcement shall be required or shall be voluntarily made in connection with such transfers (other than a filing on Schedule 13D, 13F or 13G that is required to be filed during the Lock-Up Period or a filing on a Form 5 made after the expiration of the Lock-Up Period); or

(b) the transfer of shares of Common Stock or other securities convertible into, or exercisable or exchangeable for, shares of Common Stock owned by the undersigned:

(i) as a bona fide gift or charitable contribution, provided that any filing under Section 16 of the Exchange Act shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause;

(ii)to the immediate family (as defined below) of the undersigned;

(iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, including by will or intestate succession;

(iv) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary, trustee or the immediate family of the undersigned;

(v) as a distribution or other transfer by a partnership to its partners or by a limited liability company to its members or by a corporation to its stockholders or other equity holders or to any wholly-owned subsidiary of such corporation; or

(vi) to any affiliate, as defined in Rule 405 under the Securities Act of 1933, as amended, of the undersigned, limited partners, general partners, limited liability company members or stockholders of the undersigned, or if the undersigned is a corporation to any wholly owned subsidiary of such corporation;

provided, that in the case of any transfer, disposition or distribution pursuant to clauses (b)(i)-(vi) above, (A) each transferee, donee or distributee shall execute and deliver a lock-up agreement in the form of this letter agreement to the Representatives and (B) no filing by any party (donor, donee, transferor or transferee) under the Exchange Act or other public announcement shall be required or shall be voluntarily made in connection with such transfer, disposition or distribution during the Lock-Up Period (other than a filing on Schedule 13D, 13F or 13G, or in the case of clause (b)(i) only, pursuant to Section 16 of the Exchange Act, that is required to be filed during the Lock-Up Period or a filing on a Form 5 made after the expiration of the Lock-Up Period).

Furthermore, no provision in this letter agreement shall be deemed to restrict or prohibit:

(1) the transfer of the undersigned’s Common Stock or any security convertible into, or exercisable or exchangeable for, Common Stock to the Company in connection with (A) the termination of the undersigned’s employment with the Company or (B) pursuant to agreements under which the Company has the option to repurchase such shares; provided, that in the case of a transfer pursuant to this clause (1), any filing required to be made by any party under the Exchange Act during the Lock-Up Period shall clearly indicate in the footnotes thereto that such transfer relates to the circumstances described in this clause (1). Subject to the foregoing, no public announcement shall be made voluntarily in connection with such transfer (other than a filing on a Form 5 made after the expiration of the Lock-Up Period);

(2) the exercise by the undersigned of any option to purchase or the purchase by the undersigned of any shares of Common Stock pursuant to any stock incentive plan or stock purchase plan of the Company; provided, that the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this letter agreement; provided, that any filing under Section 16 of the Exchange Act with regard to the transfer shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (2) and no other public announcement shall be required or shall be made voluntarily in connection with such transfer during the Lock-Up Period;

(3) the exercise of the Pre-Funded Warrants or other outstanding warrants of the Company into shares of Common Stock; provided, that any such shares received upon such exercise shall be subject to the restrictions on transfer set forth in this letter agreement; provided, that any filing under Section 16 of the Exchange Act with regard to the exercise shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (3) and no other public announcement shall be required or shall be made voluntarily in connection with such transfer during the Lock-Up Period;

(4) the transfer of shares of Common Stock or any security convertible into, or exercisable or exchangeable for, Common Stock to the Company to cover tax withholdings upon a vesting event of any equity award granted under any stock incentive plan or stock purchase plan of the Company; provided, that any filing under Section 16 of the Exchange Act with regard to the transfer shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (4) and no other public announcement shall be required or shall be made voluntarily in connection with such transfer during the Lock-Up Period;

(5) the transfer of shares of Common Stock by operation of law pursuant to a court order or a settlement agreement related to the distribution of assets in connection with the dissolution of a marriage or civil union, provided that such transferee agrees to be bound by the restrictions on transfer set forth herein; provided further, that any required filing under Section 16 of the Exchange Act shall indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (5) and no other public announcement shall be required or shall be made voluntarily in connection with such transfer during the Lock-Up Period;

(6) the establishment of any contract, instruction or plan (a “Trading Plan”) pursuant to Rule 10b5-1 under the Exchange Act (“Rule 10b5-1”) for the transfer of Common Stock; provided, that such Trading Plan does not provide for any transfers or dispositions of Common Stock during the Lock-Up Period; provided further, that to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such Trading Plan, such public announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such Trading Plan during the Lock-Up Period;

(7) the sale or transfer of Common Stock pursuant to any Trading Plan pursuant to Rule 10b5-1 that has been entered into by the undersigned prior to the date of this letter agreement, provided, that the existence of such Trading Plan was communicated to the Representatives and such Trading Plan will not be amended or otherwise modified during the Lock-Up Period; and

(8) the transfer of shares of Common Stock or any security convertible into, or exercisable or exchangeable for, Common Stock pursuant to a bona fide third-party tender offer for securities of the Company, merger, consolidation or other similar transaction made to all holders of the Company’s securities involving a Change of Control (as defined below) of the Company, which transaction is approved by the Board of Directors of the Company; provided, that all of the undersigned’s securities subject to this letter agreement that are not so transferred, sold, tendered or otherwise disposed of remain subject to this letter agreement; provided, further, that it shall be a condition of the transfer that if the tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s securities subject to this letter agreement shall remain subject to the restrictions herein.

For purposes of this letter agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. For purposes of this letter agreement, “Change of Control” means the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction, in one transaction or a series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company or its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or more of the total voting power of the voting stock of the Company (or the surviving entity).

The undersigned now has, and, except as contemplated by clauses (b)(i)-(vi) above, for the duration of this letter agreement will have, good and marketable title to the undersigned’s shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for, such capital stock, free and clear of all liens, encumbrances, and claims whatsoever, other than any charitable pledge of such securities that by its terms could not result in any transfer, disposition or distribution of such securities during the Lock-Up Period.

The undersigned agrees that, without the prior written consent of the Representatives, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock and hereby waives any and all notice requirements and other rights (including, if applicable, those rights set forth in that certain Second Amended and Restated Investors’ Rights Agreement, dated as of June 12, 2020, by and among the Company, the undersigned and the other parties thereto), with respect to any such registration, including with respect to the Offering.

This letter agreement shall automatically terminate and be of no further effect (i) June 30, 2026, in the event the closing of the Offering shall not have occurred on or before such date (provided that the Company may, by written notice to the undersigned prior to such date, extend such date for a period of up to an additional six months), (ii) prior to the execution of the Underwriting Agreement, upon such date the Company notifies the Representatives in writing that it does not intend to proceed with the Offering, (iii) the registration statement filed with the Securities and Exchange Commission in connection with the Offering is withdrawn, or (iv) upon the termination of the Underwriting Agreement prior to the Closing Date (as defined in the Underwriting Agreement) in accordance with the terms thereof.

The undersigned hereby acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Offering, the Representatives and the other Underwriters are not making a recommendation to you to enter into this letter agreement, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This letter agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. The electronic signature of the undersigned (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) of this letter agreement shall have the same validity and effect as a signature affixed by the hand of the undersigned.

This letter agreement and any claim, controversy or dispute arising under or related to this letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

(Signature Page Follows)

Very truly yours,

IF AN INDIVIDUAL:		IF AN ENTITY:

By:
	(duly authorized signature)		(please print complete name of entity)

Name:		By:
	(please print full name)		(duly authorized signature)

Name:
(please print full name)

Title:
(please print full title)

Address:		Address:

E-mail:		E-mail: